EXHIBIT 21
SUBSIDIARIES
Johnson & Johnson, a New Jersey corporation, had the U.S. and international subsidiaries shown below as of December 29, 2013. Certain U.S. subsidiaries and international subsidiaries are not named because they were not significant in the aggregate. Johnson & Johnson is not a subsidiary of any other entity.

Name of Subsidiary	Jurisdiction of Organization
U.S. Subsidiaries:
Acclarent, Inc.	Delaware
ALZA Corporation	Delaware
Animas Corporation	Delaware
Aragon Pharmaceuticals, Inc.	Delaware
Biosense Webster, Inc.	California
CNA Development LLC	Delaware
Codman & Shurtleff, Inc.	New Jersey
Cordis Corporation	Florida
Cordis International Corporation	Delaware
Cordis LLC	Delaware
DePuy Mitek Holding Corporation	Delaware
DePuy Mitek, LLC	Massachusetts
DePuy Orthopaedics, Inc.	Indiana
DePuy Products, Inc.	Indiana
DePuy Spine, LLC	Ohio
DePuy Synthes Sales, Inc.	Massachusetts
DePuy Synthes, Inc.	Delaware
Diabetes Diagnostics, Inc.	Delaware
Ethicon Endo-Surgery, Inc.	New Jersey
Ethicon Endo-Surgery, LLC	Delaware
Ethicon LLC	Delaware
Ethicon US, LLC	Texas
Ethicon, Inc.	New Jersey
Flexible Stenting Solutions, Inc.	Delaware
J&J Holdings (Nevada), Inc.	Nevada
Janssen Alzheimer Immunotherapy Research & Development, LLC	Delaware
Janssen Biotech, Inc.	Pennsylvania
Janssen Global Services, LLC	New Jersey
Janssen Oncology, Inc.	Delaware
Janssen Ortho LLC	Delaware
Janssen Pharmaceuticals, Inc.	Pennsylvania
Janssen Products, LP	New Jersey
Janssen Research & Development, LLC	New Jersey
Janssen Scientific Affairs, LLC	New Jersey
Janssen Supply Group, LLC	Pennsylvania
Janssen-Cilag Manufacturing, LLC	Delaware
JJHC, LLC	Delaware
JNJ International Investment LLC	Delaware
Johnson & Johnson (Middle East) Inc.	New Jersey
Johnson & Johnson Consumer Companies, Inc.	New Jersey
Johnson & Johnson Development Corporation	New Jersey
Johnson & Johnson Finance Corporation	New Jersey
Johnson & Johnson Health Care Systems Inc.	New Jersey
Johnson & Johnson International	New Jersey
Johnson & Johnson Japan Inc.	New Jersey
Johnson & Johnson Sales and Logistics Company, LLC	New Jersey
Johnson & Johnson Services, Inc.	New Jersey

Name of Subsidiary	Jurisdiction of Organization
Johnson & Johnson Urban Renewal Associates	New Jersey
Johnson & Johnson Vision Care, Inc.	Florida
JOM Pharmaceutical Services, Inc.	Delaware
LifeScan LLC	Delaware
LifeScan Products, LLC	Delaware
LifeScan, Inc.	California
McNeil Consumer Pharmaceuticals Co.	New Jersey
McNeil Healthcare LLC	Delaware
McNeil LA LLC	Delaware
McNEIL MMP, LLC	New Jersey
McNeil Nutritionals, LLC	Delaware
McNEIL-PPC, Inc.	New Jersey
Mentor Texas L.P.	Delaware
Mentor Worldwide LLC	Delaware
Micro Typing Systems, Inc.	Florida
Micrus Endovascular LLC	Delaware
Middlesex Assurance Company Limited	Vermont
Neutrogena Corporation	Delaware
Noramco, Inc.	Georgia
OMJ Pharmaceuticals, Inc.	Delaware
Omrix Biopharmaceuticals, Inc.	Delaware
Ortho Biologics LLC	Delaware
Ortho-Clinical Diagnostics, Inc.	New York
Rutan Realty LLC	New Jersey
Scios LLC	Delaware
SterilMed, Inc.	Minnesota
Synthes USA Products, LLC	Delaware
Synthes USA, LLC	Delaware
Synthes, Inc.	Delaware
The Anspach Effort, LLC	Florida
Wellness & Prevention, Inc.	Michigan
International Subsidiaries:
Almaco Holding GmbH	Switzerland
Apsis	France
Apsis Germany GmbH	Germany
Beijing Dabao Cosmetics Co., Ltd.	China
Berna Biotech Korea Corporation	Korea, Republic of
Berna Rhein B.V.	Netherlands
Biosense Webster (Israel) Ltd.	Israel
Cilag Advanced Technologies GmbH	Switzerland
Cilag AG	Switzerland
Cilag GmbH International	Switzerland
Cilag Holding AG	Switzerland
Cilag Pharmaceuticals GmbH	Switzerland
Cilag Products GmbH	Switzerland
Cordis de Mexico, S.A. de C.V.	Mexico

Name of Subsidiary	Jurisdiction of Organization
Cordis Europa NV	Netherlands
Corimmun GmbH	Germany
Crucell Holland B.V.	Netherlands
Crucell N.V.	Netherlands
Crucell Sweden AB	Sweden
Crucell Switzerland AG	Switzerland
DePuy (Ireland)	Ireland
DePuy France	France
DePuy International (Holdings) Limited	United Kingdom
DePuy International Limited	United Kingdom
DePuy Medical Private Limited	India
DePuy Motion Sarl	Switzerland
DePuy Synthes Apollo Limited	Ireland
DePuy Synthes Eos Limited	Ireland
DePuy Synthes Gorgan Limited	Ireland
DePuy Synthes Jason Limited	Ireland
DePuy Synthes Leto S.A.R.L.	Ireland
DePuy UK Holdings Limited	United Kingdom
EES Holdings de Mexico, S. de R.L. de C.V.	Mexico
Ethicon	France
Ethicon Ireland	Ireland
Ethicon PR Holdings	Ireland
Ethicon Women's Health & Urology Sarl	Switzerland
Ethnor Farmaceutica, S.A.	Venezuela
FMS Future Medical System SA	Switzerland
GMED Healthcare BVBA	Belgium
J.C. General Services CVBA	Belgium
Janssen Alzheimer Immunotherapy	Ireland
Janssen Alzheimer Immunotherapy (Holding) Limited	Ireland
Janssen Biologics (Ireland)	Ireland
Janssen Biologics B.V.	Netherlands
Janssen Cilag Farmaceutica S.A.	Argentina
Janssen de Mexico S. de R.L. de C.V.	Mexico
Janssen Inc.	Canada
Janssen Infectious Diseases-Diagnostics BVBA	Belgium
Janssen Korea Ltd.	Korea, Republic of
Janssen Pharmaceutica NV	Belgium
Janssen Pharmaceutical	Ireland
Janssen Pharmaceutical Holdings	Ireland
Janssen Pharmaceutical K.K.	Japan
Janssen R&D Ireland	Ireland
Janssen-Cilag	France
Janssen-Cilag AB	Sweden
Janssen-Cilag AG	Switzerland
Janssen-Cilag B.V.	Netherlands
Janssen-Cilag Farmaceutica Ltda.	Brazil
Janssen-Cilag Farmaceutica, Lda.	Portugal
Janssen-Cilag GmbH	Germany

Name of Subsidiary	Jurisdiction of Organization
Janssen Cilag Limited	Thailand
Janssen-Cilag Limited	United Kingdom
Janssen-Cilag NV	Belgium
Janssen-Cilag OY	Finland
Janssen-Cilag Pharma GmbH	Austria
Janssen-Cilag Pharmaceutical S.A.C.I.	Greece
Janssen-Cilag Pty Ltd	Australia
Janssen-Cilag S.p.A.	Italy
Janssen-Cilag, C.A.	Venezuela
Janssen-Cilag, S.A.	Spain
Janssen-Cilag, S.A. de C.V.	Mexico
J-C Health Care Ltd.	Israel
JJC Acquisition Company B.V.	Netherlands
Johnson & Johnson (China) Investment Ltd.	China
Johnson & Johnson (China) Ltd.	China
Johnson & Johnson (Hong Kong) Limited	Hong Kong
Johnson & Johnson (Ireland) Limited	Ireland
Johnson & Johnson (New Zealand) Limited	New Zealand
Johnson & Johnson (Philippines), Inc.	Philippines
Johnson & Johnson (Proprietary) Limited	South Africa
Johnson & Johnson (Thailand) Ltd.	Thailand
Johnson & Johnson AB	Sweden
Johnson & Johnson AG	Switzerland
Johnson & Johnson Consumer (Thailand) Limited	Thailand
Johnson & Johnson Consumer B.V.	Netherlands
Johnson & Johnson Consumer Holdings France	France
Johnson & Johnson Consumer Services EAME Ltd.	United Kingdom
Johnson & Johnson de Argentina S.A.C. e. I.	Argentina
Johnson & Johnson de Chile S.A.	Chile
Johnson & Johnson de Colombia S.A.	Colombia
Johnson & Johnson de Mexico, S.A. de C.V.	Mexico
Johnson & Johnson de Venezuela, S.A.	Venezuela
Johnson & Johnson del Ecuador S.A.	Ecuador
Johnson & Johnson del Peru S.A.	Peru
Johnson & Johnson do Brasil Industria E Comercio de Produtos Para Saude Ltda.	Brazil
Johnson & Johnson European Treasury Company	Ireland
Johnson & Johnson Finance Limited	United Kingdom
Johnson & Johnson Financial Services GmbH	Germany
Johnson & Johnson Gesellschaft m.b.H.	Austria
Johnson & Johnson GmbH	Germany
Johnson & Johnson Group Holdings GmbH	Germany
Johnson & Johnson Hellas Commercial and Industrial S.A.	Greece
Johnson & Johnson Holding GmbH	Germany
Johnson & Johnson Inc.	Canada
Johnson & Johnson Industrial Ltda.	Brazil
Johnson & Johnson International Financial Services Company	Ireland
Johnson & Johnson K.K.	Japan
Johnson & Johnson Kft.	Hungary

Name of Subsidiary	Jurisdiction of Organization
Johnson & Johnson Korea Selling & Distribution Limited Liability Company	Korea, Republic of
Johnson & Johnson Korea, Ltd.	Korea, Republic of
Johnson & Johnson Limitada	Portugal
Johnson & Johnson Limited	India
Johnson & Johnson Limited	United Kingdom
Johnson & Johnson LLC	Russian Federation
Johnson & Johnson Luxembourg Finance Company Sarl	Luxembourg
Johnson & Johnson Management Limited	United Kingdom
Johnson & Johnson Medical (China) Ltd.	China
Johnson & Johnson Medical (Pty) Limited	South Africa
Johnson & Johnson Medical (Shanghai) Ltd.	China
Johnson & Johnson Medical (Suzhou) Ltd.	China
Johnson & Johnson Medical B.V.	Netherlands
Johnson & Johnson Medical GmbH	Germany
Johnson & Johnson Medical Korea Limited	Korea, Republic of
Johnson & Johnson Medical Limited	United Kingdom
Johnson & Johnson Medical Mexico, S.A. de C.V.	Mexico
Johnson & Johnson Medical NV	Belgium
Johnson & Johnson Medical Products GmbH	Austria
Johnson & Johnson Medical Pty Ltd	Australia
Johnson & Johnson Medical S.A.	Argentina
Johnson & Johnson Medical S.p.A.	Italy
Johnson & Johnson Medical, S.C.S.	Venezuela
Johnson & Johnson Middle East FZ-LLC	United Arab Emirates
Johnson & Johnson Pacific Pty. Limited	Australia
Johnson & Johnson Poland Sp. z o.o.	Poland
Johnson & Johnson Pte. Ltd.	Singapore
Johnson & Johnson Pty. Limited	Australia
Johnson & Johnson S.p.A.	Italy
Johnson & Johnson SDN. BHD.	Malaysia
Johnson & Johnson Sihhi Malzeme Sanayi Ve Ticaret Limited Sirketi	Turkey
Johnson & Johnson Swiss Finance Company Limited	United Kingdom
Johnson & Johnson Taiwan Ltd.	Taiwan
Johnson & Johnson Vision Care (Ireland)	Ireland
Johnson & Johnson, prodaja medicinskih in farmacevtskih izdelkov, d.o.o.	Slovenia
Johnson & Johnson, S.A.	Spain
Johnson & Johnson, S.A. de C.V.	Mexico
Johnson & Johnson, s.r.o.	Czech Republic
Latam International Investment Company	Ireland
Latam Properties Holdings	Ireland
LifeScan Scotland Limited	United Kingdom
McNeil AB	Sweden
McNeil GmbH & Co. oHG	Germany
McNeil Healthcare (UK) Limited	United Kingdom
McNeil Manufacturing Pty Ltd	Australia
McNeil Products Limited	United Kingdom
McNeil Sweden AB	Sweden

Name of Subsidiary	Jurisdiction of Organization
Medos International Sarl	Switzerland
Medos Sarl	Switzerland
Mentor Medical Systems B.V.	Netherlands
Mentor Medical Systems C.V.	Netherlands
OBTECH Medical Sarl	Switzerland
OMJ Ireland	Ireland
OMJ PR Holdings	Ireland
Omrix Biopharmaceuticals Ltd.	Israel
Ortho-Clinical Diagnostics	France
Ortho-Clinical Diagnostics	United Kingdom
Ortho-Clinical Diagnostics GmbH	Germany
Ortho-Clinical Diagnostics K.K.	Japan
Ortho-Clinical Diagnostics NV	Belgium
P.T. Johnson & Johnson Indonesia	Indonesia
Shanghai Elsker Mother & Baby Co., Ltd	China
Shanghai Johnson & Johnson Pharmaceuticals, Ltd.	China
Synthes (Canada) Ltd.	Canada
Synthes (Shanghai) Medical Trading Co., Ltd.	China
Synthes (Suzhou) Medical Co., Ltd.	China
Synthes Australia Pty Ltd	Australia
Synthes Colombia S.A.S.	Colombia
Synthes Finanz GmbH	Switzerland
SYNTHES GmbH	Germany
Synthes GmbH	Switzerland
Synthes Holding AG	Switzerland
Synthes Industria e Comercio Ltda.	Brazil
Synthes Limited	United Kingdom
Synthes Lux Finance S.àr.l.	Luxembourg
Synthes Lux Holding S.àr.l.	Luxembourg
Synthes Luxembourg, S.àr.l.	Luxembourg
Synthes Medical Private Limited	India
Synthes Produktions GmbH	Switzerland
Synthes Tuttlingen GmbH	Germany
Synthes-Stratec S.A.	Spain
Tasmanian Alkaloids Pty. Ltd.	Australia
Tibotec-Virco Comm. VA	Belgium
Turnbuckle Investment Company	Ireland
Vania Expansion	France
Xian-Janssen Pharmaceutical Ltd.	China